Exhibit 10.2
Wells Fargo Bank, National Association
MAC N9305-157
90 S. 7th Street, 15th Floor
Minneapolis, MN 55402
Attention: Zach Shimota

July 27, 2022

AVDC, LLC
c/o Big Lots, Inc.
4900 E. Dublin-Granville Road
Columbus, OH 43081
Attention: Jonathan Ramsden, EVP, Chief Financial & Administrative Officer

Re:     Synthetic Lease Facility provided to AVDC, LLC (formerly, AVDC, Inc.), an Ohio limited liability company (“AVDC”) by Wachovia Service Corporation, a Delaware corporation (“WSC”) and certain other financing parties pursuant to the Participation Agreement (as such term is hereinafter defined) and the other Operative Agreements

Dear Mr. Ramsden:

Reference is made to that certain Participation Agreement dated as of November 30, 2017 (the “Original Participation Agreement”) by and among AVDC (the “Construction Agent” or “Lessee”); the various entities which are parties thereto from time to time as guarantors (individually, a “Guarantor” and collectively, the “Guarantors” and together with the Construction Agent and the Lessee, the “Credit Parties”); WSC (the “Lessor”); the various banks and other lending institutions which are parties thereto from time to time as lease participants (individually, a “Lease Participant” and collectively, the “Lease Participants” and together with the Lessor, the “Lessor Parties”); and Wells Fargo Bank, National Association, a national banking association, as the agent for the Lessor Parties and, respecting the Security Documents, as the agent for the Secured Parties (in such capacity, the “Agent”), as the Original Participation Agreement has been amended by (x) that certain First Amendment to Certain Operative Agreements dated as of August 31, 2018 (the “First Amendment”) by and among the Credit Parties thereto, the Lessor Parties thereto and the Agent, (y) that certain Second Amendment to Certain Operative Agreements dated as of August 2, 2019 (the “Second Amendment”) by and among the Credit Parties thereto, the Lessor Parties thereto and the Agent, and (z) that certain Third Amendment to Certain Operative Agreements dated as of September 22, 2021(the “Third Amendment”) by and among the Credit Parties thereto, the Lessor Parties thereto and the Agent. The Original Participation Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment shall be referred to herein as the “Participation Agreement”. Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in Appendix A to the Participation Agreement.

Pursuant to Section 8.3B(p) of the Participation Agreement, the Credit Parties agreed to maintain a Fixed Charge Coverage Ratio of not less than 1.50 to 1.00, calculated as of the end of each fiscal quarter, in each case for the four (4) fiscal quarters then ended (the “Minimum Fixed Charge Coverage Ratio”). The Credit Parties have requested that the Agent and the Lessor Parties suspend the testing of this Minimum Fixed Charge Coverage Ratio solely for the fiscal quarter period ending July 30, 2022 (the “July Minimum Fixed Charge Coverage Ratio Test”).
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Please be advised that the Agent and the Lessor Parties hereby consent to the suspension of the July Minimum Fixed Charge Coverage Ratio Test; provided, however, that such consent is given subject to the satisfaction of the Conditions (as defined below) on or before the date hereof.

In connection with such request to suspend the July Minimum Fixed Charge Coverage Ratio Test, each Credit Party hereby covenants and agrees to duly execute and deliver an amendment to the existing Participation Agreement on terms mutually agreeable among the Credit Parties, the Agent and the Lessor Parties no later than October 28, 2022 (as such time period may be extended by the Majority Secured Parties in their commercially reasonable discretion, the “Amendment Date”); provided that, for the avoidance of doubt, the Credit Parties shall not be obligated to enter into any such amendment by the Amendment Date, however, any failure by the Credit Parties, the Agent and the Lessor Parties to enter into any such amendment by the Amendment Date shall (at the Agent’s discretion or upon the request of the Majority Secured Parties) constitute an immediate Lease Event of Default by the Lessee and the other Credit Parties pursuant to Section 17.1 of the Lease as though Section 17.1 of the Lease expressly referenced an immediate Lease Event of Default regarding the lack of such amendment to be in effect by the Amendment Date.

Each Credit Party acknowledges that this letter agreement is hereby deemed to be an “Operative Agreement”.

As used herein, “Conditions” shall mean the performance and/or delivery, in form and substance reasonably satisfactory to the Agent, of the following items:

(a) this letter agreement, duly executed by the Credit Parties;

(b) the consent letter regarding the Revolving Credit Agreement dated on or about the date hereof, duly executed by the Parent, Big Lots Stores, LLC (formerly, Big Lots Stores, Inc.), the other Loan Parties (as such term is defined in such consent letter), the Banks (as such term is defined in such consent letter) and PNC Bank, National Association, as administrative agent for the Banks;

(c) payment of all fees and expenses owed to the Agent and its counsel and the Lessor Parties in connection herewith; and

(d) any other such documents, instruments or evidence as may be reasonably requested by the Agent, if any.

The consents and agreements contained herein shall be limited to the specific consents and agreements made herein. Except as set forth herein, the Agent and the Lessor Parties hereby expressly reserve all rights, remedies, powers and privileges they have or may have under the Participation Agreement, any of the other Operative Agreements and applicable law or equity.

THIS LETTER AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK EXCEPT TO THE EXTENT THAT LOCAL LAW IS PROPERLY APPLICABLE FOR MATTERS OF REAL PROPERTY.

This letter agreement constitutes an accommodation to the Credit Parties and the agreements contained herein shall be limited to the specific agreements made herein. Except as otherwise modified herein, all other terms and conditions of the Participation Agreement and the other Operative Agreements continue in full force and effect and are unmodified by this letter agreement.

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This letter agreement may be executed in multiple counterparts and delivered by facsimile, e-mail or portable document format (.pdf) transmission, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. The delivery of a manually executed original counterpart signature page to this letter agreement by fax or by electronic delivery in .pdf or similar format will be sufficient to bind the parties to the terms and conditions of this letter agreement without the need for delivery of a manually executed original counterpart signature page.

[SIGNATURE PAGES FOLLOW]

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If the foregoing terms and conditions are acceptable to you, please indicate your acceptance by signing in the spaces indicated below. This letter agreement shall constitute a rider to and form a part of the Participation Agreement, as the same may be amended, modified, extended, supplemented, restated and/or replaced from time to time.

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as the Agent

By:	/s/ Andre Hester
Name:	Andre Hester
Title:	Director

[signature pages continue]
CONSENT LETTER AGREEMENT
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Acknowledged and accepted as of this 27th day of July, 2022.

CONSTRUCTION AGENT AND LESSEE:

AVDC, LLC (formerly, AVDC, Inc.), as the
Construction Agent and the Lessee

By:	/s/ Jonathan E. Ramsden
Name:	Jonathan E. Ramsden
Title:	EVP, Chief Financial & Administrative Officer

(signature pages continue)
CONSENT LETTER AGREEMENT
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GUARANTORS:

BIG LOTS STORES, LLC (formerly, Big Lots Stores,
Inc.)
BIG LOTS, INC.
BIG LOTS ECOMMERCE LLC
BIG LOTS F&S, LLC (formerly, Big Lots F&S, Inc.)
BIG LOTS MANAGEMENT, LLC (formerly, BLHQ
LLC)
BROYHILL, LLC
CLOSEOUT DISTRIBUTION, LLC (formerly,
Closeout Distribution, Inc.)
CONSOLIDATED PROPERTY HOLDINGS, INC.
CSC DISTRIBUTION LLC (formerly, CSC
Distribution, Inc.)
BIG LOTS STORES – CSR, LLC (formerly, C.S. Ross
Company)
DURANT DC, LLC
GAFDC LLC
GREAT BASIN LLC
PAFDC LLC
BIG LOTS STORES – PNS, LLC (formerly, PNS
Stores, Inc.)
WAFDC, LLC
INFDC, LLC

By:	/s/ Jonathan E. Ramsden
Name:	Jonathan E. Ramsden
Title:	EVP, Chief Financial & Administrative Officer

(signature pages continue)
CONSENT LETTER AGREEMENT
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LESSOR PARTIES:

WACHOVIA SERVICE CORPORATION, as the
Lessor

By:	/s/ John G. McGowan
Name:	John G. McGowan
Title:	Vice President

(signature pages continue)

CONSENT LETTER AGREEMENT
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BANKERS COMMERCIAL CORPORATION, as a
Lease Participant

By:	/s/ Manuel Gonzalez
Name:	Manuel Gonzalez
Title:	Vice President

(signature pages continue)
CONSENT LETTER AGREEMENT
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PNC BANK, NATIONAL ASSOCIATION (successor-
by-merger to PNC Equipment Finance, LLC), as a Lease
Participant

By:	/s/ Craig A. Zimmerman
Name:	Craig A. Zimmerman
Title:	Senior Vice President

(signature pages end)
CONSENT LETTER AGREEMENT
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